ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)
June 30, 2020
	Shares	Value
COMMON STOCKS - 99.0%
Canada - 45.3%
Investment Companies - 9.4%
Canopy Rivers, Inc. (a)	4,289,313	$ 3,507,025
Cronos Group, Inc. (a) ^	8,126,613	48,840,944
Total Investment Companies		52,347,969

Pharmaceuticals - 35.9%
Aphria, Inc. (a) ^	6,488,328	27,834,927
Aurora Cannabis, Inc. (a) ^	2,361,850	29,334,177
Auxly Cannabis Group, Inc. (a)	8,324,182	1,778,147
Canopy Growth Corp. (a) ^	2,690,956	43,485,849
Emerald Health Therapeutics, Inc. (a)	2,459,670	308,002
Green Organic Dutchman Holdings Ltd. (a) ^	17,067,688	4,588,764
HEXO Corp. (a) ^	21,578,650	15,937,991
MediPharm Labs Corp. (a) ^	11,433,641	9,685,244
Organigram Holdings, Inc. (a) ^	12,120,760	18,908,386
PharmaCielo Ltd. (a) ^	1,608,234	829,231
Sundial Growers, Inc. (a) ^	7,312,453	5,842,650
Supreme Cannabis Co., Inc. (a) ^	14,094,335	2,647,360
The Flowr Corp. (a) ^	2,301,522	932,408
Tilray, Inc. (a) ^	3,204,024	22,780,611
Valens Groworks Corp. (a)	949,185	1,677,994
Village Farms International, Inc. (a) ^	2,817,332	13,495,020
Total Pharmaceuticals		200,066,761
Total Canada		252,414,730

Japan - 2.5%
Tobacco - 2.5%
Japan Tobacco, Inc.	743,356	13,779,366

Mexico - 0.0%
Construction & Engineering - 0.0%
Empresas ICA SAB de CV (a)(b)	155,893	-

Sweden - 3.5%
Tobacco - 3.5%
Swedish Match AB	273,448	19,221,356

United Kingdom - 15.2%
Pharmaceuticals - 10.6%
GW Pharmaceuticals PLC - ADR (a)	481,795	59,125,882
Tobacco - 4.6%
British American Tobacco PLC	347,706	13,375,512
Imperial Brands PLC	655,232	12,491,056
Total Tobacco		25,866,568
Total United Kingdom		84,992,450

ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)(Continued)
June 30, 2020
	Shares	Value
United States - 32.5%
Biotechnology - 12.6%
Arena Pharmaceuticals, Inc. (a)	311,220	$ 19,591,299
Cara Therapeutics, Inc. (a)	904,852	15,472,969
Corbus Pharmaceuticals Holdings, Inc. (a)	3,720,641	31,216,178
Zynerba Pharmaceuticals Inc. (a) ^	1,245,907	4,198,707
Total Biotechnology		70,479,153
Chemicals - 3.1%
Scotts Miracle-Gro Co.	127,137	17,096,112
Paper & Forest Products - 2.6%
Schweitzer-Mauduit International, Inc.	436,032	14,567,829
Tobacco - 14.2%
22nd Century Group, Inc. (a) ^	13,925,762	10,644,852
Altria Group, Inc.	335,294	13,160,289
Philip Morris International, Inc.	181,529	12,717,922
Turning Point Brands, Inc.	709,190	17,665,923
Universal Corp.	308,455	13,112,422
Vector Group Ltd.	1,154,597	11,615,246
Total Tobacco		78,916,654
Total United States		181,059,748
TOTAL COMMON STOCKS (Cost $1,039,591,617)		551,467,650

COLLATERAL FOR SECURITIES LOANED - 30.0% +
Stock Loan Cash Collateral - 30.0%
Stock Loan Cash Collateral (Cost $167,098,313)		167,098,313

Total Investments (Cost $1,206,689,930) - 129.0%		$ 718,565,963
Liabilities in Excess of Other Assets - (29.0)%		(161,589,460)
NET ASSETS - 100.0%		$ 556,976,503

Percentages are stated as a percent of net assets.
AB - Aktiebolag
ADR - American Depositary Receipt
PLC - Public Limited Company

(a) Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust's fair value hierachy. This security represents $0 or 0.00% of the Fund's net assets and is classified as a Level 3 security.
+ Total cash collateral has a value of $167,098,313 as of June 30, 2020.
^ All or a portion of this security is out on loan as of June 30, 2020. Total value of securities out on loan is $167,098,313
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P,

The following is a summary of significant accounting policies consistently followed by ETFMG Alternative Harvest ETF. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

 Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2020, ETFMG Alternative Harvest held one fair valued security. More detail on the security can be found in their respective Schedule of Investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2020 for the Fund’s assets and liabilities measured at fair value:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$ 551,467,650	$ -	$ -	(a)	$ 551,467,650
Collateral for Securities Loaned*	-	-	-		167,098,313
Total Investments in Securities	$ 551,467,650	$ -	$ -		$ 718,565,963

^ See Schedule of Investments for classifications by country and industry.
(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
The security classified as Level 3 is deemed immaterial. This security transferred from Level 1 to Level 3 due to being previously priced in an active market.

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
ETFMG Alternative Harvest ETF	$ 1,161,573,797	$ 31,124,738	$ (641,230,885)	$ (610,106,147)